UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2026

Applied Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue

P.O. Box 58039

Santa Clara, CA 95052-8039

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 727-5555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AMAT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Applied Materials, Inc. (the “Company”) was held on March 12, 2026 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders cast their votes on three proposals, as set forth below.

Proposal 1.	Election of Directors.

Name of Nominee	For	Against	Abstain	Broker Non-Votes
James R. Anderson	590,237,707	8,270,214	666,796	85,096,891
Rani Borkar	597,000,433	1,548,038	626,246	85,096,891
Judy Bruner	577,101,984	21,075,154	997,579	85,096,891
Xun (Eric) Chen	587,759,521	10,762,472	652,724	85,096,891
Aart J. de Geus	585,509,555	13,017,519	647,643	85,096,891
Gary E. Dickerson	590,090,396	8,433,224	651,097	85,096,891
Thomas J. Iannotti	555,369,126	43,168,401	637,190	85,096,891
Alexander A. Karsner	561,480,958	37,045,818	647,941	85,096,891
Kevin P. March	536,089,076	62,101,403	984,238	85,096,891
Scott A. McGregor	591,622,103	6,902,286	650,328	85,096,891

Each of the ten nominees was elected to serve as a director for a one-year term and until he or she is succeeded by another qualified director who has been elected, or, if earlier, until his or her death, resignation or removal.

Proposal 2.	Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers for Fiscal Year 2025.

For	Against	Abstain	Broker Non-Votes
552,486,796	41,457,649	5,230,272	85,096,891

The compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting, was approved on an advisory basis.

Proposal 3.	Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2026.

For	Against	Abstain
636,399,482	46,823,436	1,048,690

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2026 was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc. (Registrant)
Dated: March 13, 2026

	By:	/s/ Teri A. Little
Teri A. Little
Senior Vice President, Chief Legal Officer and Corporate Secretary